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                                                                Exhibit 10.64

                   FIRST SUPPLEMENTAL SERIES B NOTE AGREEMENT


         This FIRST SUPPLEMENTAL SERIES B NOTE AGREEMENT dated as of December 29, 1995, between HANOVER DIRECT, INC., a Delaware corporation (the "Borrower"), and NORWEST BANK MINNESOTA, N.A., a national banking association organized under the laws of the United States of America and having its principal office in Minneapolis, Minnesota, as trustee and paying agent (the "Trustee" or the "Paying Agent", as applicable);

                              W I T N E S S E T H:

                  WHEREAS, the Borrower and the Trustee entered into the Series B Note Agreement dated as of April 27, 1995 (the "Series B Note Agreement") pursuant to which the Borrower issued and sold its interest bearing Flexible Term Notes, Series B (the "Series B Notes") in the aggregate principal amount of $10,000,000; and

         WHEREAS, the Borrower has this day delivered to the Trustee a Substitute Series B Letter of Credit in substitution for the Series B Letter of Credit (each as defined in the Series B Note Agreement); and

         WHEREAS, in order to more fully evidence the delivery of the Substitute Series B of Letter of Credit referenced above, the Borrower and the Trustee desire to amend the Series B Note Agreement, subject to the terms and conditions set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms used in this First Supplemental Series B Note Agreement and not otherwise herein defined shall have the meaning ascribed to them in the Series B Note Agreement.

         SECTION 2. AMENDMENT TO SECOND RECITAL OF THE SERIES B NOTE AGREEMENT. The second recital of the Series B Note Agreement on page 1 thereof is hereby amended by deleting the reference to the "Bank" in the third line thereof and replacing it with a reference to the "L/C Issuer".

         SECTION 3. AMENDMENTS TO SECTION 1.01 OF THE SERIES B NOTE AGREEMENT.

         (a) The definition of "BANK" set forth in Section 1.01 of the Series B Note Agreement is hereby deleted in its entirety and replaced with the following:

                  "BANK" means, individually and collectively, the Lender and the L/C Issuer.

         (b) The definition of "BANK NOTES" set forth in Section 1.01 of the Series B Note Agreement is hereby deleted in its entirety and replaced with the following:
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                           "BANK NOTES" means any Series B Notes purchased from
                  proceeds from a draw under the Series B Letter of Credit and pledged to the Lender under the Reimbursement Agreement, to the extent provided therein, including, in the event a book-entry system with respect to the Series B Notes is in effect, any beneficial ownership interest therein; provided that in the event that the L/C Issuer fails to honor a drawing under the Series B Letter of Credit to fund such a purchase and the Borrower purchases such Series B Notes with its own funds, "Bank Notes" shall include such Series B Notes, except that such Series B Notes shall not be pledged to the Lender under the Reimbursement Agreement.

         (c) The definition of "BUSINESS DAY" set forth in Section 1.01 of the Series B Note Agreement is amended by deleting the last sentence thereof in its entirety and replacing it with the following:

                  For purposes of this definition, "paying office of the Bank" means the office of the L/C Issuer responsible for making payments under any Series B Letter of Credit.

         (d) The definition of "OPINION OF COUNSEL" set forth in Section 1.01 of the Series B Note Agreement is hereby deleted in its entirety and replaced with the following:

                           "OPINION OF COUNSEL" means a written opinion of
                  counsel who is reasonably acceptable to the Trustee, the Placement Agent and Remarketing Agent. The counsel may be an employee of or counsel to the Borrower, the Placement Agent, the Remarketing Agent, the L/C Issuer or the Trustee.

         (e) The definition of "REIMBURSEMENT AGREEMENT" set forth in Section
1.01 of the Series B Note Agreement is hereby deleted in its entirety and replaced with the following:

                           "REIMBURSEMENT AGREEMENT" means, individually and
                  collectively, (a) the Application for Irrevocable Standby Letter of Credit dated as of December 22, 1995 executed and delivered to the L/C Issuer by the Account Parties and the Lender requesting the issuance by the L/C Issuer of the Series B Letter of Credit (the "Application"), (b) the Loan and Security Agreement dated as of November 14, 1995 (the "Loan Agreement"), by and among the Account Parties and certain other subsidiaries of the Borrower, and the Lender, acknowledged and agreed to by the Borrower and certain other subsidiaries of the Borrower, pursuant to which, among other things, the Lender has executed the Application pursuant to which the Series B Letter of Credit is issued by the L/C Issuer and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto, (c) the other "Financing Agreements" as defined in the Loan Agreement and (d) any similar agreements between or among the Account Parties, the Borrower and the issuer of a Substitute Series B Letter of Credit or lender providing credit support to such issuer.

         (f) The definition of "SERIES B LETTER OF CREDIT" set forth in Section
1.01 of the Series B Note Agreement is amended by (a) deleting the words "State of North Carolina" in the

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third line thereof and replacing them with "Commonwealth of Pennsylvania" and
(b) by deleting the word "Bank" in the fourteenth line thereof and replacing it with "L/C Issuer".

         (g) Section 1.01 of the Series B Note Agreement is hereby amended by adding the following new definitions thereto:

                           "ACCOUNT PARTIES" means Hanover Direct Pennsylvania,
                  Inc., Hanover Direct Virginia Inc. and Gump's Corp., and their successors and assigns.

                           "L/C ISSUER" means the issuer of the Series B Letter
                  of Credit, initially CoreStates Bank, N.A., and upon the issuance and delivery of a Substitute Series B Letter of Credit, shall mean the issuer of such Substitute Series B Letter of Credit.

                           "LENDER" means Congress Financial Corporation, its
                  successors and assigns, or other lender that refinances the obligations to Lender under the Reimbursement Agreement and replaces all credit support given by Lender to the L/C Issuer in respect of the Series B Letter of Credit or any Substitute Series B Letter of Credit.

         SECTION 4. AMENDMENT TO SECTION 1.02 OF THE SERIES B NOTE AGREEMENT. Subsection (g) of Section 1.02 of the Series B Note Agreement is hereby deleted in its entirety and replaced with the following:

                  (g) All references herein to time shall be Eastern Time unless otherwise expressly stated.

         SECTION 5. AMENDMENT TO SECTION 2.07 OF THE SERIES B NOTE AGREEMENT. Subsection (b) of Section 2.07 of the Series B Note Agreement is amended by deleting the third sentence thereof in its entirety and replacing it with the following:

                  The Borrower, the Trustee and the Paying Agent will recognize the Securities Depository Nominee, while the registered owner of the Series B Notes so held, as the owner of the Series B Notes for all purposes, including (i) payments of principal and Purchase Price of, and interest on, the Series B Notes,
                  (ii) notices and (iii) voting.

         SECTION 6. AMENDMENT TO SECTION 2.08 OF THE SERIES B NOTE AGREEMENT. Subsection (a) of Section 2.08 of the Series B Note Agreement is amended by deleting the reference to the "Bank" in the sixth line thereof and replacing it with a reference to the "Lender".



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         SECTION 7. AMENDMENTS TO SECTION 3.01 OF THE SERIES B NOTE AGREEMENT.

         (a) Subsection (a)(ii) of Section 3.01 of the Series B Note Agreement is amended by deleting the reference to the "Bank" in the second line thereof and replacing it with a reference to the "Lender".

         (b) Subsection (c) of Section 3.01 of the Series B Note Agreement is amended by deleting the reference to the "Bank" in the eighth line thereof and replacing it with a reference to the "L/C Issuer".

         SECTION 8. AMENDMENT TO SECTION 3.04 OF THE SERIES B NOTE AGREEMENT.
Section 3.04 of the Series B Note Agreement is amended by deleting the reference to the "Bank" in the third line thereof and replacing it with a reference to the "Lender".

         SECTION 9. AMENDMENT TO SECTION 3.08 OF THE SERIES B NOTE AGREEMENT. Subsection (d)(ii) of Section 3.08 of the Series B Note Agreement is hereby deleted in its entirety and replaced with the following:

                           (ii) All Bank Notes (other than Bank Notes purchased
                  with the Borrower's own funds and not with the proceeds of a draw on the Series B Letter of Credit) will be registered in the name of the Trustee, and, to the extent so provided under the Reimbursement Agreement, held by the Trustee as agent and bailee of the Lender and subject to the pledge by the Borrower to the Lender and shall be held by the Trustee pursuant to this Agreement and the Reimbursement Agreement. Upon receipt of Remarketing Proceeds in respect of Bank Notes, the Remarketing Agent shall notify the Lender, the Trustee and the Borrower of such receipt, and the Remarketing Agent shall execute and deliver to the L/C Issuer, a certificate in the form of Exhibit C attached hereto requesting reinstatement of the Series B Letter of Credit as provided therein. Thereafter, upon the Trustee's receipt of notice from the L/C Issuer, as provided in the Series B Letter of Credit, that the Available Amount of the Series B Letter of Credit has been automatically reinstated as provided therein, the Trustee shall so notify the Remarketing Agent and the Lender, whereupon the Remarketing Agent will remit such Remarketing Proceeds as directed by the Lender. The Trustee shall not release the Bank Notes until it receives from the L/C Issuer the notice referred to in the preceding sentence. The Remarketing Agent shall hold such Remarketing Proceeds in a segregated account of the Remarketing Agent for the benefit of the Borrower, subject to the security interest of the Lender therein pursuant to the Reimbursement Agreement, except that if the Series B Letter of Credit is not reinstated by an amount equal to the Remarketing Proceeds, then the Remarketing Agent shall hold such funds for the benefit of the purchasers which provided such Remarketing Proceeds.



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         SECTION 10. AMENDMENTS TO SECTION 4.03 OF THE SERIES B NOTE AGREEMENT.

         (a) Subsection (c) of Section 4.03 of the Series B Note Agreement is amended by deleting all references to the "Bank" therein and replacing them with references to the "Lender".

         (b) Subsection (e) of Section 4.03 of the Series B Note Agreement is amended by deleting the reference to the "Bank" in the last line thereof and replacing it with a reference to the "L/C Issuer".

         SECTION 11. AMENDMENT TO SECTION 5.02 OF THE SERIES B NOTE AGREEMENT. Subsection (c) of Section 5.02 of the Series B Note Agreement is amended by deleting all references therein to the "Bank" and replacing them with references to the "L/C Issuer".

         SECTION 12. AMENDMENT TO SECTION 5.03 OF THE SERIES B NOTE AGREEMENT. Subsection (b) of Section 5.03 of the Series B Note Agreement is amended by deleting the reference to the "Bank" in the last line thereof and replacing it with a reference to the "L/C Issuer".

         SECTION 13. AMENDMENT TO SECTION 5.04 OF THE SERIES B NOTE AGREEMENT.
Section 5.04 of the Series B Note Agreement is amended by deleting the second and third paragraphs thereof in their entirety and replacing them with the following:

                  When the Series B Letter of Credit terminates or expires in accordance with its terms or a Substitute Series B Letter of Credit therefor is accepted hereunder, the Trustee shall immediately surrender the Series B Letter of Credit to the L/C Issuer. The Trustee hereby agrees that, except in the case of a redemption in part pursuant to
         Article III hereof or any other reduction in the principal amount of Series B Notes Outstanding, it will not under any circumstances request that the L/C Issuer reduce the amount of the Series B Letter of Credit. If at any time, all Series B Notes shall cease to be Outstanding, the Trustee shall execute and deliver to the L/C Issuer the certificate in the form of Annex E to the Series B Letter of Credit and shall surrender the Series B Letter of Credit to the L/C Issuer for cancellation.

                  If at any time, the L/C Issuer shall fail to honor a draft presented under the Series B Letter of Credit, in conformity with the terms thereof, the Trustee shall give immediate telephonic notice thereof to the Remarketing Agent, the Lender and the Borrower.

         SECTION 14. AMENDMENT TO SECTION 7.01 OF THE SERIES B NOTE AGREEMENT. Subsection (d) of Section 7.01 of the Series B Note Agreement is hereby deleted in its entirety and replaced with the following:

                  (d) Receipt by the Trustee of written notice from the Lender that an Event of Default has occurred under the Reimbursement Agreement.

         SECTION 15. AMENDMENTS TO SECTION 7.02 OF THE SERIES B NOTE AGREEMENT.



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         (a) Subsection (a) of Section 7.02 of the Series B Note Agreement is
amended by deleting the reference to the "Bank" in the second line thereof and replacing it with a reference to the "Lender".

         (b) Subsection (b) of Section 7.02 of the Series B Note Agreement is hereby deleted in its entirety and replaced with the following:

                           (b) Upon the occurrence of any Event of Default
                  specified in Section 7.01(c), the Trustee shall notify the Lender of such Event of Default and shall, by notice to the Borrower, the Paying Agent (who shall promptly give such notice to the holders) and the Remarketing Agent declare the entire unpaid principal of and interest on the Series B Notes immediately due and payable, and, thereupon, the entire unpaid principal of and interest on the Series B Notes shall forthwith become due and payable.

         SECTION 16. AMENDMENT TO SECTION 7.03 OF THE SERIES B NOTE AGREEMENT.
Section 7.03 of the Series B Note Agreement is amended (a) by deleting the reference to the "Bank" in the first sentence thereof and replacing it with a reference to the "Lender" and (b) by deleting the second sentence thereof in its entirety and replacing it with the following:

         If such instructions are received by the Trustee, such draw proceeds and, if necessary, the moneys on deposit in the Interest Reserve Account, shall be immediately applied to the purchase of the Series B Notes, the acceleration of the Series B Notes shall be cancelled, the Series B Notes shall become Bank Notes and the Series B Notes shall be registered in the name of the Trustee, and, to the extent so provided under the Reimbursement Agreement, held by the Trustee as agent and bailee of the Lender, and pledged under the Reimbursement Agreement as additional security for repayment of the Borrower's obligations under the Reimbursement Agreement.

         SECTION 17. AMENDMENT TO SECTION 7.05 OF THE SERIES B NOTE AGREEMENT.
Section 7.05 of the Series B Note Agreement is amended by adding the phrase "and the Account Parties" between the words "Borrower" and "to" in the seventh line thereof.

         SECTION 18. AMENDMENT TO SECTION 7.06 OF THE SERIES B NOTE AGREEMENT.
Section 7.06 of the Series B Note Agreement is amended (a) by deleting the references to the "Bank" in the second and fourth lines thereof and replacing them with references to the "Lender" and (b) by deleting the reference to the "Bank" in the second line of subsection (b) thereof and replacing it with a reference to the "L/C Issuer".



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         SECTION 19. AMENDMENT TO SECTION 7.09 OF THE SERIES B NOTE AGREEMENT.
Section 7.03 of the Series B Note Agreement is deleted in its entirety and replaced with the following:

                  SECTION 7.09 [RESERVED].

         SECTION 20. AMENDMENT TO SECTION 8.05 OF THE SERIES B NOTE AGREEMENT.
Section 8.05 of the Series B Notes Agreement is amended by deleting the references to the "Bank" in the sixth and tenth lines thereof and replacing them with references to the "Lender".

         SECTION 21. AMENDMENT TO SECTION 8.08 OF THE SERIES B NOTE AGREEMENT.
Section 8.08 of the Series B Note Agreement is amended (a) by deleting all references therein to the "Bank" or "Banks" and replacing them with references to the "Lender" or "Lender's", as applicable, and (b) by adding the following sentence after the last paragraph thereof:

                  No resignation or removal of the Trustee shall be binding upon the L/C Issuer for purposes of the Series B Letter of Credit, and no successor Trustee shall have any rights to draw, except upon compliance with the transfer provisions therein set forth.

         SECTION 22. AMENDMENT TO SECTION 8.10 OF THE SERIES B NOTE AGREEMENT.
Section 8.10 of the Series B Note Agreement is amended (a) by deleting all references therein to the "Bank" and replacing them with references to the "Lender" and (b) by adding the following sentence after the last paragraph thereof:

                  No such resignation or removal of the Remarketing Agent or appointment of or assignment to a successor Remarketing Agent shall be binding upon the L/C Issuer for purposes of the Series B Letter of Credit, unless set forth in an amendment to the Series B Letter of Credit issued by the L/C Issuer.

         SECTION 23. AMENDMENT TO SECTION 8.11 OF THE SERIES B NOTE AGREEMENT. Subsection (c) of Section 8.11 of the Series B Note Agreement is amended by deleting the reference to the "Bank" in the fourth line thereof and replacing it with a reference to the "L/C Issuer".

         SECTION 24. AMENDMENT TO SECTION 8.12 OF THE SERIES B NOTE AGREEMENT.
Section 8.12 of the Series B Note Agreement is amended by deleting all references to the "Bank" therein and replacing them with references to the "Lender".

         SECTION 25. AMENDMENT TO SECTION 8.13 OF THE SERIES B NOTE AGREEMENT.
Section 8.13 of the Series B Note Agreement is amended by deleting all references to the "Bank" therein and replacing them with references to the "Lender".

         SECTION 26. AMENDMENT TO SECTION 8.14 OF THE SERIES B NOTE AGREEMENT.
Section 8.14 of the Series B Note Agreement is amended by deleting all references to the "Bank" or "Bank's" therein and replacing them with references to the "Lender" or "Lender's", as applicable.


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         SECTION 27. AMENDMENT TO SECTION 8.16 OF THE SERIES B NOTE AGREEMENT.
Section 8.16 of the Series B Note Agreement is amended (a) by adding the phrase ", to the extent provided in the Reimbursement Agreement," after the word "shall" at the end of the fourth line thereof and (b) by deleting the reference to the "Bank" in the fifth line thereof and replacing it with a reference to the "Lender".

         SECTION 28. AMENDMENT TO SECTION 9.01 OF THE SERIES B NOTE AGREEMENT. Subsection (f) of Section 9.01 of the Series B Note Agreement is amended by deleting the reference to the "Bank" in the fifth line thereof and replacing it with a reference to the "L/C Issuer".

         SECTION 29. AMENDMENT TO SECTION 9.02 OF THE SERIES B NOTE AGREEMENT.
Section 9.02 of the Series B Note Agreement is amended by deleting the reference to the "Bank" in the fourteenth line thereof and replacing it with a reference to the "L/C Issuer".

         SECTION 30. AMENDMENT TO SECTION 9.06 OF THE SERIES B NOTE AGREEMENT. The heading and the first sentence of Section 9.06 of the Series B Note Agreement are hereby deleted in their entirety and replaced with the following:

                  Section 9.06. LENDER AND REMARKETING AGENT CONSENT REQUIRED. Except to the extent that the consent of the Remarketing Agent or the Lender is not required for the action that is the subject of the amendment (e.g., removal of the Remarketing Agent, the Trustee or the Paying Agent by the Borrower upon the terms specified herein), an amendment to this Agreement or the Series B Notes shall not become effective unless the Remarketing Agent (but only to the extent that such amendment affects the rights, duties or obligations of the Remarketing Agent hereunder) and the Lender deliver to the Trustee their written consents to the amendment.

         SECTION 31. AMENDMENT TO SECTION 10.01 OF THE SERIES B NOTE AGREEMENT. Subsection (b) of Section 10.01 of the Series B Note Agreement is amended by deleting the reference to, and the address of, the "Bank" therein and replacing them with the following:


    If to the L/C Issuer:  CoreStates Bank, N.A.
                           530 Walnut Street
                           Philadelphia, Pennsylvania 19106
                           Attention: Ms. Cheryl Morton, Letter of Credit
                              Department, 7th Floor
                           Telephone No.: (215) 973-8157
                           Fax No.: (215) 973-6352



   If to the Lender:       Congress Financial Corporation
                           1133 Avenue of the Americas
                           New York, New York 10036
                           Attention:  Mr. Mark Fagnani
                           Telephone No.:  (212) 840-2000
                           Fax No.: (212) 545-4283


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         SECTION 32. AMENDMENT TO SECTION 10.09 OF THE SERIES B NOTE AGREEMENT.
Section 10.09 of the Series B Note Agreement is amended by deleting the reference to the "Bank" in the fourth line thereof and replacing it with a reference to the "Lender".

         SECTION 33. AMENDMENTS TO EXHIBIT A TO THE SERIES B NOTE AGREEMENT - FORM OF SERIES B NOTE. Exhibit A to the Series B Note Agreement (the "Form of Series B Note") is hereby amended as follows:

         (a) The second boldface paragraph on the first page of the Form of Series B Note (prior to the text thereof) is hereby deleted in its entirety and replaced with the following:

                  PAYMENTS OF PRINCIPAL AND PURCHASE PRICE OF AND INTEREST ON THIS SERIES B NOTE WILL BE MADE FROM DRAWINGS UNDER THE SERIES B LETTER OF CREDIT (HEREINAFTER DEFINED) IF REMARKETING PROCEEDS ARE NOT AVAILABLE OR IF AN EVENT OF DEFAULT HAS OCCURRED. ALTHOUGH THE SERIES B LETTER OF CREDIT IS A BINDING OBLIGATION OF CORESTATES BANK, N.A. (THE "L/C ISSUER"), THIS SERIES B NOTE IS NOT A DEPOSIT OR OBLIGATION OF CORESTATES FINANCIAL CORP OR ANY OF ITS AFFILIATES, INCLUDING THE L/C ISSUER AND CONGRESS FINANCIAL CORPORATION, NOR IS THIS SERIES B NOTE A DEPOSIT OR OBLIGATION OF NATIONSBANK CORPORATION OR ANY OF ITS AFFILIATED BANKS, INCLUDING NATIONSBANK, N.A., AND THIS SERIES B NOTE IS NOT GUARANTEED BY ANY OF THESE ENTITIES. THIS SERIES B NOTE IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION AND IS SUBJECT TO CERTAIN INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         (b) The second paragraph of the text of the Form of Series B Note, beginning on page A-2 thereof, is amended by deleting the first two sentences thereof and replacing them with the following:

                  This Series B Note is one of an issue not to exceed $10,000,000 Hanover Direct, Inc. Flexible Term Notes, Series B (the "Series B Notes"), issued pursuant to a Series B Note Agreement dated as of April 27, 1995, between the Borrower, and Norwest Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") and Paying Agent, as amended by that certain First Supplemental Series B Note Agreement dated as of December 29, 1995 between the Borrower and the Trustee (as further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Series B Note Agreement"), for the purpose of refinancing and/or financing certain construction, refurbishment and related costs of an approximately 530,000 square foot distribution facility owned and used

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
                  by certain subsidiaries of the Borrower located in Roanoke, Virginia and a new retail store of Gump's Corp., a subsidiary of the Borrower located in San Francisco, California. Pursuant to the Series B Note Agreement, the Borrower has arranged, through a credit facility established with Lender for certain of Borrower's subsidiaries, and as guarantor of such financing arrangements with Lender, for L/C Issuer to issue for the account of such subsidiaries its irrevocable Series B Letter of Credit dated December 29, 1995 (the "Series B Letter of Credit") in favor of the Trustee, in an amount sufficient to pay the Series B Facility Amount and unpaid interest on or Purchase Price of the Series B Notes, but not to exceed $10,145,833, pursuant to (a) the Application for Irrevocable Standby Letter of Credit dated as of December 22, 1995 executed and delivered to the L/C Issuer by the Account Parties (as defined in the Series B Note Agreement) and the Lender requesting the issuance by the L/C Issuer of the Series B Letter of Credit (the "Application"), (b) the Loan and Security Agreement dated as of November 14, 1995 (the "Loan Agreement"), by and among the Account Parties and certain other subsidiaries of the Borrower, and the Lender, acknowledged and agreed to by the Borrower and certain other subsidiaries of the Borrower, pursuant to which, among other things, the Lender has executed the Application pursuant to which the Series B Letter of Credit is issued by the L/C Issuer and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto, (c) the other "Financing Agreements" as defined in the Loan Agreement and (d) any similar agreements between or among the Account Parties, the Borrower and the issuer of a Substitute Series B Letter of Credit or lender providing credit support to such issuer (individually and collectively, the "Reimbursement Agreement").

         (c) The seventh paragraph of the text of the Form of Series B Note, beginning on page A-4 thereof, is amended by deleting the third sentence thereof in its entirety and replacing it with the following:

                  The Borrower, the Trustee and the Paying Agent will recognize the Securities Depository Nominee, as hereinafter defined, while the registered owner of the Series B Notes so held, as the owner of the Series B Notes for all purposes, including
                  (i) payments of principal and Purchase Price of, and interest on, the Series B Notes, (ii) notices and (iii) voting.



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
         (d) Section 1 of the Form of Series B Note, beginning on page A-5 thereof, is amended by adding the following definition:

                  "BANK" means, individually and collectively, the Lender and the L/C Issuer.

         (e) Subsection (f) of Section 3 of the Form of Series B Note, beginning on page A-9 thereof, is amended by deleting the reference to the "Bank" in the third line thereof and replacing it with a reference to the "Lender."

         (f) Subsection (a) of Section 4 of the Form of Series B Note, beginning on page A-10 thereof, is amended by deleting the reference to the "Bank" in the fourth line of the last paragraph thereof and replacing it with a reference to the "Lender."

         (g) Section 7 of the Form of Series B Note, beginning on page A-13 thereof, is amended by deleting the second and third sentences of the first paragraph thereof in their entirety and replacing them with the following:

                  The Series B Note Agreement directs the Trustee to declare an acceleration upon written notice by the Lender of the occurrence and continuance of an event of default under the Reimbursement Agreement and upon the occurrence of certain other Events of Default under the Series B Note Agreement.

         SECTION 34. ADDITION OF EXHIBIT C TO SERIES B NOTE AGREEMENT. The Series B Note Agreement is amended by adding Exhibit C thereto, a copy of which is attached hereto and incorporated herein and in the Series B Note Agreement by this reference.

         SECTION 35. EFFECT OF FIRST SUPPLEMENTAL SERIES B NOTE AGREEMENT. Except as modified hereby, all of the terms and provisions of the Series B Note Agreement shall remain in full force and effect.

         SECTION 36. GOVERNING LAW. This First Supplemental Series B Note Agreement and the Series B Note Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.



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         SECTION 37. SEVERABILITY. If any provision of this First Supplemental
Series B Note Agreement shall be determined to be unenforceable by a court of law, that shall not affect any other provision of this First Supplemental Series B Note Agreement.

         SECTION 38. COUNTERPARTS. This Agreement may be signed in several counterparts, each of which will be an original and all of which together will constitute the same instrument.




                         [Signatures on following page.]



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         IN WITNESS WHEREOF, the parties hereto have cause this First
Supplemental Series B Note Agreement to be duly executed as of the day and year first above written.

                                   HANOVER DIRECT, INC.


                                   By:    /s/ Edward J. O'Brien
                                      ______________________________________
                                   Name:  Edward J. O'Brien
                                        ____________________________________
                                   Title: Executive Vice President
                                          & Treasurer
                                         ___________________________________

[CORPORATE SEAL]


                                   NORWEST BANK MINNESOTA, N.A. as
                                   Trustee and Paying Agent

                                   By:    /s/ Polly B. Berquist
                                      ______________________________________
                                   Name:  Polly B. Berquist
                                        ____________________________________
                                   Title: Assistant Vice President
                                         ___________________________________

                                    EXHIBIT C


                  CERTIFICATE OF REMARKETING OF NOTES TO EFFECT
                        REINSTATEMENT OF PURCHASE DRAWING

                                     [DATE]


CoreStates Bank, N.A.
530 Walnut Street
Philadelphia, Pennsylvania   19106

Attention:        Ms. Cheryl Morton
                  Letter of Credit Department, 7th Floor

         RE:      IRREVOCABLE LETTER OF CREDIT REF. NO. ___________
                  FOR THE ACCOUNT OF HANOVER DIRECT PENNSYLVANIA, INC., HANOVER DIRECT VIRGINIA INC. AND GUMP'S CORP. (THE LETTER OF CREDIT")

Ladies and Gentlemen:

         The undersigned, being the Remarketing Agent, as defined in the above-referenced Letter of Credit, hereby certifies that Bank Notes in the principal amount of $_______ (the "Remarketed Notes") for which a Purchase Drawing was made by the Trustee and previously paid by you, have been remarketed by us and we are holding the remarketing proceeds pursuant to Section 3.08(d)(ii) of the Note Agreement.

         Please confirm to the Trustee that the Principal Component has been reinstated automatically by an amount equal to the said principal amount of the Remarketed Notes and that the Interest Component has been reinstated automatically by an amount equal to thirty-five (35) days' interest on the Principal Component so reinstated computed at the Maximum Rate.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the above-referenced Letter of Credit.

         IN WITNESS WHEREOF, the Remarketing Agent has executed and delivered this Certificate as of ___ of ____, ___.

                                    NATIONSBANK, NATIONAL ASSOCIATION,
                                             as Remarketing Agent

                                    By:_____________________________________
                                             [Name and Title]